UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hastings Street, Suite 805 Vancouver, BC	V6B1N2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2026 (“Effective Date”), the Company and an investor (“Investor”) consummated Secured Pre-Paid Purchase #4 (the “Fourth Pre-Paid Purchase”) under the previously disclosed equity purchase facility in the Company’s Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on September 29, 2025, established pursuant to that certain Securities Purchase Agreement between the Company and the Investor dated September 23, 2025 (“Purchase Agreement”). The Fourth Pre-Paid Purchase has an original principal amount of $8,147,569.50 and an original issue discount (“OID”) of $692,569.50. The purchase price of $7,455,000.00 (the “Purchase Price”) was payable as follows: (a) $6,343,194.44 to a bank account at a certain bank, such bank account owned by the Company’s newly formed wholly-owned subsidiary, ELAB Opportunity Holdings LLC, a Utah limited liability company (“ELAB Opportunity”), to be held pursuant to the terms of the Deposit Account Control Agreement between ELAB Opportunity, the Investor, and a certain bank dated February 6, 2026 (“DACA”); (b) $651,805.56 to Univest Securities LLC, placement agent of the Company; (c) $5,000 in legal fees to the Company’s counsel; and (d) $455,000.00 to a bank account designated in writing by the Company.

Capitalized terms used but not defined herein are defined in the Fourth Pre-Paid Purchase, a form of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Pre-Paid Purchase #4

Subject to the terms and conditions of the Fourth Pre-Paid Purchase, at any time after the Effective Date, the Investor may, by providing written notice to the Company, require the Company to issue and sell Purchase Shares to the Investor, such Purchase Shares at the price equal to 88.00% multiplied by the lowest VWAP during the ten (10) Trading Day period preceding the applicable measurement date (such price, the “Fourth Pre-Paid Share Purchase Price”). The Purchase Amount shall not exceed the Outstanding Balance (as defined in the Fourth Pre-Paid Purchase). In addition, if the Fourth Pre-Paid Purchase Price is below $0.32, the Investor may elect to have the applicable Purchase Amount be paid in cash rather than shares purchased pursuant to the Fourth Pre-Paid Purchase. The Company may not effect any issuance of the Purchase Shares pursuant to the Fourth Pre-Paid Purchase to the extent that after giving effect to such issuance, the issuance would cause the Investor (together with its affiliates) to beneficially own a number of shares of Common Stock exceeding 9.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”). The Maximum Percentage is enforceable, unconditional, and non-waivable and shall apply to all affiliates and assigns of the Investor.

Upon ten (10) Trading Days’ prior written notice, the Company may prepay all or any portion of the Outstanding Balance, subject to certain conditions set forth in the Fourth Pre-Paid Purchase. If the Company exercises its right to prepay the Fourth Pre-Paid Purchase, the Company shall make payment to the Investor of an amount in cash equal to 120% multiplied by the portion of the outstanding balance of the Fourth Pre-Paid Purchase the Company elects to prepay.

Upon an Event of Default (as defined below), the Investor may accelerate the Fourth Pre-Paid Purchase by written notice to Company, with the outstanding balance on the Fourth Pre-Paid Purchase becoming immediately due and payable in cash. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (b) - (f) of the definition of Event of Default set forth below, an Event of Default will be deemed to have occurred and the outstanding balance as of the date of the occurrence of such Event of Default will become immediately and automatically due and payable in cash. At any time following the occurrence of any Event of Default, upon written notice given by the Investor to Company, the outstanding balance will automatically increase by fifteen percent (15.00%) and interest shall accrue on the outstanding balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of eighteen percent (18.00%) per annum or the maximum rate permitted under applicable law.

“Event of Default” means any of the following events: (a) the Company fails to pay any principal, interest, fees, charges, or any other amount when due and payable under the Fourth Pre-Paid Purchase; (b) a receiver, trustee or other similar official shall be appointed over Company or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (c) the Company becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; (d) the Company makes a general assignment for the benefit of creditors; (e) the Company files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (f) an involuntary bankruptcy proceeding is commenced or filed against the Company; (g) the Company fails to observe or perform any covenant set forth in Section 4 or Section 5 of the Purchase Agreement; (h) the occurrence of a Fundamental Transaction (as defined in the Fourth Pre-Paid Purchase) without the Investor’s prior written consent; provided that, notwithstanding anything to the contrary to the other Transaction Documents, any transaction involving the acquisition, merger, or otherwise of any business by the Company or any of its subsidiaries shall not be deemed a Fundamental Transaction, unless such transaction results in a Change of Control (as defined in the Fourth Pre-Paid Purchase); (i) Company fails to timely establish and maintain the Share (j) Company fails to deliver any Purchase Shares in accordance with the terms provided in the Fourth Pre-Paid Purchase, that there shall be no breach in the event such failure is solely attributable to the Company’s transfer agent, so long as (1) the failure is cured and the required delivery is completed within ten (10) Trading Days after the applicable deadline, and (2) the total number of such transfer agent-related failures does not exceed three (3) in the aggregate during the term of the Transaction Documents; (k) any money judgment, writ or similar process is entered or filed against the Company or any subsidiary of the Company or any of its property or other assets for more than $1,000,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by the Investor; (l) the Company fails to be DWAC Eligible; (m) the Company or any subsidiary of Company, breaches any covenant or other term or condition contained in any Other Agreement (as defined in the Fourth Pre-Paid Purchase) in any material respect; (n) the Company defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of the Company contained in the Fourth Pre-Paid Purchase or in any other Transaction Document in any material respect, other than those specifically set forth in Section 4.1 of the Fourth Pre-Paid Purchase or Section 4 or Section 5 of the Purchase Agreement; (o) any representation, warranty or other statement made or furnished by or on behalf of Company to the Investor in the Fourth Pre-Paid Purchase or in any Transaction Document in connection with the issuance of the Fourth Pre-Paid Purchase is false, incorrect or incomplete, or, in light of the circumstances under which such representation, warranty, or other statement (as applicable) was made, misleading in any material respect when made or furnished; (p) at any time during the period beginning on the effective date of the Registration Statement and ending on the six (6) month anniversary of the Purchase Price Date, the Registration Statement is suspended, halted, declared ineffective or otherwise unavailable for the Purchase Shares to be sold for a period of more than thirty (30) days; and (q) the Company or any subsidiary of the Company, breaches any material covenant or other material term or condition contained in any Other Agreements.

A portion of the Purchase Shares issued pursuant to the Fourth Pre-Paid Purchase, totaling $1,222,168, was registered pursuant to the prospectus supplement filed under Rule 424(b)(5) of the Securities Act of 1933, as amended, with the SEC on February 17, 2026, pursuant to the registration statement on Form S-3 declared effective by the SEC on February 7, 2025.

Deposit Account Control Agreement

Pursuant to the terms of the Deposit Account Control Agreement (“DACA”) entered into between a certain bank (“Bank”), ELAB Opportunity Holdings LLC, a Utah limited liability company and wholly owned subsidiary of the Company created for the sole purpose of the Deposit Account (as defined below, and such subsidiary, “ELAB Opportunity”) and the Investor dated February 6, 2026, ELAB Opportunity has “control” over the deposit account (“Deposit Account”) and the funds therein for purposes of Article 9 of the Uniform Commercial Code. Upon the consummation of the Fourth Pre-Paid Purchase, $6,343,194.44 was deposited into the Deposit Account. ELAB Opportunity granted a first position security interest in the Deposit Account to Investor under the DACA.

The Deposit Account may also include a “Reserve Deposit Account,” which shall earn interest at the standard money market rate then in effect as set by the Bank at that time. If a Reserve Deposit Account is established, it shall be identified and listed in Exhibit A of the DACA alongside the primary Deposit Account. Funds in the Reserve Deposit Account shall be subject to a zero balance sweep arrangement between the Deposit Account and the Reserve Deposit Account, whereby collected funds in the Deposit Account will be automatically transferred to (and from) the Reserve Deposit Account as required to maintain a target balance of $5,000.00 in the Deposit Account at the close of each business day to accommodate posting and clearing activity and to ensure the proper functioning of the zero balance sweep arrangement. The Reserve Deposit Account shall be deemed part of the Deposit Account for purposes of the DACA Agreement, and all rights, interests, and control provisions applicable to the Deposit Account shall likewise apply to the Reserve Deposit Account.

The Bank agreed to comply with all notifications or instructions it receives directing it to transfer or redeem any property in the Deposit Account (each, a “Investor Instruction Notice”) originated by Investor without further consent by ELAB Opportunity. ELAB Opportunity authorized Bank to act in accordance with each Investor Instruction Notice without ELAB Opportunity’s consent or concurrence. Further, ELAB Opportunity agreed not to assert a claim or demand against Bank for complying with an Investor Instruction Notice received from Investor. Except for an Investor Instruction Notice, the Bank shall only comply with joint instructions originated and executed by ELAB Opportunity and Investor directing the disposition of funds in the Deposit Account. The Deposit Account is a cash account and the Bank agreed not to advance any other credit to ELAB Opportunity under the DACA. The Bank subordinated in favor of Investor any security interest, lien, encumbrance, claim or right of setoff it may have, now or in the future, against the Deposit Account or property in the Deposit Account or any free credit balance earned in the Deposit Account. Notwithstanding the foregoing, the Bank is permitted to charge the Deposit Account certain usual and customary fees, as further set forth in the DACA. ELAB Opportunity and the Investor, jointly and severally, indemnified and certain agents of the Bank against claims, liabilities and expenses and damages of any nature arising out of the DACA (including, but not limited to, allocated costs of staff counsel, other reasonable attorneys’ fees and any other fees and expenses), except to the extent the claims, liabilities or expenses are caused by the Bank’s gross negligence or willful misconduct. The DACA may be terminated as follows: the Investor may terminate the DACA by notice to the Bank and ELAB Opportunity. If the Investor notifies the Bank that Investor’s security interest in the Deposit Account has terminated, the DACA will immediately terminate.

A form of the Deposit Account Control Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2.

Guaranty

ELAB Opportunity entered into that certain Guaranty with Investor on February 6, 2026 for the benefit of the Investor and its successors, transferees, and assigns. Under the Guaranty, ELAB Opportunity absolutely and unconditionally guaranteed the prompt payment in full of the Obligations (as defined below), as and when the same (including without limitation portions thereof) become due and payable. The Obligations are secured by the DACA, the Deposit Account, and the funds held therein pursuant to the DACA.

“Obligations” means; (a) all loans, advances, debts, liabilities and obligations, arising on or after the date of the Guaranty, whether documented or undocumented, owed by Company or ELAB Opportunity to Investor, whether created by the Fourth Pre-Paid Purchase, the Purchase Agreement, or any other Transaction Documents, any modification or amendment to any of the foregoing, and (b) all costs and expenses, including reasonable attorneys’ fees, incurred by Investor in connection with the Fourth Pre-Paid Purchase or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a) and the performance of the covenants and agreements of Company contained in the Fourth Pre-Paid Purchase and the other Transaction Documents.

A form of the Guaranty is filed with this Current Report on Form 8-K as Exhibit 10.3.

The foregoing descriptions of each of the Fourth Pre-Paid Purchase, DACA, and Guaranty do not purport to be complete and are each qualified in their entirety by reference to the full text of each of the Fourth Pre-Paid Purchase, DACA, and Guaranty, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Form of Pre-Paid Purchase # 4
10.2+	Deposit Account Control Agreement
10.3+	Guaranty
104	Cover Page Interactive Data File (formatted in Inline XBRL).

+	Portions of this exhibit have been redacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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